UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

DELCATH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

(212) 489-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	DCTH	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation (the “Company”), was held on May 4, 2022 (the “Annual Meeting”). The final voting results for each proposal submitted to a vote of the Company’s stockholders at the Annual Meeting are set forth below:

Proposal 1. A proposal to elect the two Class I nominees named in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 4, 2022, as Class I directors to serve on the Board of Directors of the Company for a term expiring at the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified. Each nominee for director was elected by a vote of the stockholders as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Gerard Michel	3,986,230	42,768	1,465,593
Gilad Aharon, Ph.D	3,978,874	50,124	1,465,593

Proposal 2. A proposal to approve the adoption of the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan. Proposal 2 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,005,924	17,656	5,418	1,465,593

Proposal 3. A proposal to ratify the selection of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. Proposal 3 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,469,496	23,694	1,401	0

Proposal 4. A proposal to approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the Proxy Statement. Proposal 4 was approved by a vote of the stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,965,828	58,110	5,060	1,465,593

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DELCATH SYSTEMS, INC.

By:	/s/ Gerard Michel
Name:	Gerard Michel
Title:	Chief Executive Officer

Date: May 5, 2022